Exhibit 99.1

AMENDED AND RESTATED BYLAWS
OF
COMMUNITY BANK SHARES OF INDIANA, INC.

ARTICLE I

OFFICES

1.1      Registered Office and Registered Agent. The registered office of Community Bank Shares of Indiana, Inc. (the “Corporation”) shall be located in the State of Indiana at such place as may be fixed from time to time by the Board of Directors upon filing of such notices as may be required by law, and the registered agent shall have a business office identical with such registered office.

1.2      Other Offices. The Corporation may have other offices within or outside the State of Indiana at such place or places as the Board of Directors may from time to time determine, as permitted by applicable law and regulation.

ARTICLE II

STOCKHOLDERS’ MEETINGS

2.1      Meeting Place. All meetings of the stockholders shall be held at the principal place of business of the Corporation, or at such other place within or without the State of Indiana as shall be determined from time to time by the Board of Directors, and the place at which any such meeting shall be held shall be stated in the notice of the meeting.

2.2      Annual Meeting Time. The annual meeting of the stockholders for the election of directors and for the transaction of such other business as may properly come before the meeting shall be held each year on the third Tuesday of May at the hour of 1:00 p.m., if not a legal holiday, and if a legal holiday, then on the day following, at the same hour, or at such other date and time as may be determined by the Board of Directors and stated in the notice of such meeting.

  2.3      Organization. Each meeting of the stockholders shall be presided over by a Chairman of the Meeting, who shall be designated by the Board of Directors, or in the absence of such designation, shall be chosen by a vote of the stockholders at the beginning of the meeting of stockholders. The Chairman of the Meeting shall preside at and act as chairman of such meeting of the stockholders; and the Secretary, or in his absence, any person appointed by the Chairman of the Meeting, shall act as secretary of such meeting. The Chairman of the Meeting of the stockholders, unless prescribed by law or regulation, shall determine the order of business and procedures at the meeting, including such regulation of the manner of voting and the conduct of discussions as shall be deemed appropriate by him in his sole discretion. The Chairman of the Meeting shall conduct such meeting in a businesslike and fair manner, but shall not be obligated to follow any technical, formal, or parliamentary rules or principles of procedure. Without limiting the generality of the foregoing, the Chairman of the Meeting shall have all the powers usually vested in a chairman of a meeting of stockholders.

2.4      Special Meetings. Subject to applicable law and the rights of the holders of any class or series of preferred stock, special meetings of the stockholders for any purpose may be called at any time by: (i) the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Whole Board of Directors (as defined in the Articles of Incorporation) and a majority of the Continuing Directors (as defined in the Articles of Incorporation) then in office, (ii) the Chairman of the Board, (iii) the Chief Executive Officer or (iv) by written notice to the Secretary of the Corporation by a number stockholders that collectively hold twenty-five percent (25%) or more of the shares of stock in the Corporation entitled to vote for the election of directors. If a special meeting is called pursuant to the immediately preceding sentence, the Corporation’s Secretary shall be obligated to send the appropriate notices of the meeting.

 2.5      Notice.

 (a)      Notice of the date, time and place of the annual meeting of stockholders shall be given by delivering personally or by mailing a written or printed notice of the same, at least ten (10) days and not more than sixty (60) days prior to the meeting, to each stockholder of record entitled to vote at such meeting. If mailed, the notice shall be deemed to have been delivered when deposited in the United States mail, addressed to the addressee at his last known address in the records of the Corporation, with postage thereon prepaid. When any stockholders’ meeting, either annual or special, is adjourned and if a new record date is fixed for an adjourned meeting of stockholders, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the time and place of any meeting adjourned, unless a new record date is fixed therefore, other than an announcement of the new date, time and place at the meeting at which such adjournment is taken.

 (b)      At least ten (10) days and not more than sixty (60) days prior to the meeting a written or printed notice of each special meeting of stockholders, stating the place, day and hour of such meeting, and the purpose or purposes for which the meeting is called, shall be either delivered personally or mailed to each stockholder of record entitled to vote at such meeting. If mailed, the notice shall be deemed to have been delivered when deposited in the United States mail, addressed to the addressee at his last known address in the records of the Corporation, with postage thereon prepaid.

 2.6      Voting List. At least five (5) days before each meeting of stockholders, a complete list of the stockholders entitled to vote at such meeting, or any adjournment thereof, shall be made. Such list shall be arranged by voting group, in alphabetical order, with the address of and number of shares held by each, and shall be kept on file at the principal office of the Corporation for a period of five (5) business days prior to such meeting. The list shall be kept open at the time and place of such meeting for the inspection of any stockholder.

2.7      Quorum. Except as otherwise required by law:

(a)       A quorum at any annual or special meeting of stockholders shall consist of stockholders representing, either in person or by proxy, a majority of the outstanding capital stock of the Corporation entitled to vote on that matter at such meeting.

(b)      With respect to any other matter other than the election of directors, action on a matter shall be approved if the votes cast in favor of the action exceed the votes cast opposing the action at any properly called meeting or adjourned meeting of stockholders at which a quorum, as defined above, is present

2.8      Voting of Shares.

(a)      Except as otherwise provided in these Bylaws or to the extent that voting rights of the shares of any class or classes are limited or decided by the Articles of Incorporation, each stockholder, on each matter submitted to a vote at a meeting of stockholders, shall have one vote for each share of stock registered in his name on the books of the Corporation.

(b)      Directors are to be elected by a plurality of votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Stockholders shall not be permitted to cumulate their votes for the election of directors. If, at any meeting of the stockholders, due to a vacancy or vacancies or otherwise, directors of more than one class of the Board of Directors are to be elected, each class of directors to be elected at the meeting shall be elected in a separate election by a plurality vote.

2.9      Closing of Transfer Books and Fixing Record Date. For the purpose of determining stockholders entitled to notice of or to vote at any meeting of stockholders, or any adjournment thereof, or entitled to receive payment of any distribution by the Corporation or share dividend, or in order to make a determination of stockholders for any other proper purpose, the Board of Directors may provide that the stock transfer books shall be closed for a stated period not to exceed seventy (70) days preceding such meeting. In lieu of closing the stock transfer books, the Board of Directors may fix in advance a record date for any such determination of stockholders, such date to be not more than seventy (70) days prior to the date on which the particular action requiring such determination of stockholders is to be taken. A determination of stockholders entitled to notice of or to vote at a meeting of stockholders is effective for any adjournment of the meeting unless the Board of Directors fixes a new record date, which it must do if the meeting is adjourned to a date more than one hundred and twenty (120) days after the date fixed for the original meeting.

2.10    Proxies. A stockholder may vote either in person, by transmission of an electronic transmission (which includes telephone) or by any other method allowed by law, or by proxy. A proxy may be appointed in writing, signed, in the manner permitted by law, by the stockholder, or his duly authorized attorney-in-fact. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy.

2.11    Waiver of Notice. Whenever any notice is required to be given to any stockholder, a waiver of notice signed by the person or persons entitled to such notice and delivered to the Corporation, whether before or after the time stated therein for the meeting, shall be equivalent to the giving of such notice. A stockholder’s attendance at a meeting (i) waives objection to lack of notice or defective notice of the meeting, unless the stockholder at the beginning of the meeting objects to the holding of the meeting or transacting business at the meeting; and (ii) waives objection to consideration of a particular matter at the meeting that is not within the purpose or purposes described in the meeting notice, unless the stockholder objects to considering the matter when it is presented.

 2.12    Voting of Shares in the Name of Two or More Persons. When ownership stands in the name of two or more persons, in the absence of written directions to the Corporation to the contrary, at any meeting of the stockholders of the Corporation any one or more of such stockholders may cast, in person or by proxy, all votes to which such ownership is entitled. In the event an attempt is made to cast conflicting votes, in person or by proxy, by the several persons in whose names shares of stock stand, the vote or votes to which those persons are entitled shall be cast as directed by a majority of those holding such stock and present in person or by proxy at such meeting, but no votes shall be cast for such stock if a majority cannot agree.

 2.13    Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by an officer or agent of such corporation. Shares held by an administrator, executor, guardian, conservator, trustee, receiver, pledgee, beneficial owner or attorney-in-fact may be voted by him, either in person or by proxy, without a transfer of such shares into his name, but the Corporation may request of such person prior to the acceptance of the vote evidence acceptable to the Corporation of such person’s status or authority to sign with respect to the vote, consent, waiver or proxy appointment. The Corporation is entitled to reject a vote, consent, waiver or proxy appointment if the Secretary or other officer or agent authorized to tabulate votes, acting in good faith, has reasonable basis for doubt about the validity of the signature on it or about the signatory’s authority to sign for the stockholder.

  2.14    Inspectors. For each meeting of stockholders, the Board of Directors may appoint one or more inspector of election. If for any meeting the inspector(s) appointed by the Board of Directors shall be unable to act or the Board of Directors shall fail to appoint any inspector, one or more inspectors may be appointed at the meeting by the chairman thereof. Such inspectors shall tabulate the voting in each election of directors and, as directed by the Board of Directors or chairman of the meeting, the voting on the matters voted on at such meeting, and after the voting shall make a certificate of the vote taken. Inspectors need not be stockholders.

  2.15    Action by Stockholders Without a Meeting. Any action required or permitted to be taken at a stockholders’ meeting may be taken without a meeting if the action is taken by all the stockholders entitled to vote on the action. The action must be evidenced by one (1) or more written consents describing the action taken, signed by all the stockholders entitled to vote on the action, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records. Unless the record date for determining stockholders entitled to take action without a meeting is determined in accordance with Section 2.9, such record date is the date the first stockholder signs the consent contemplated by this Section 2.15. Action taken under this Section 2.15 is effective when the last stockholder signs the consent, unless the consent specifies a different prior or subsequent effective date.

ARTICLE III

CAPITAL STOCK

3.1            Certificated or Uncertificated.  The shares of stock of the Corporation shall be uncertificated or shall be represented by certificates.  Certificates shall be signed by the President or a Vice President, and the Secretary, and may be sealed with the seal of the Corporation or a facsimile thereof.  The signatures of such officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation.  If an officer who has signed or whose facsimile signature has been placed upon such certificate ceases to be an officer before the certificate is issued, it may be issued by the Corporation with the same effect as if the person were an officer on the date of issue.  Each certificate of stock shall state:

    (a)           the name of the Corporation and that the Corporation is organized under the laws of the State of Indiana;

    (b)           the name of the person to whom issued;

    (c)           the number and class of shares and the designation of the series, if any, which such certificate represents; and

    (d)           conspicuously on its front or back that the Corporation will furnish to any stockholder without charge the designations, relative rights, preferences and limitations applicable to each class and the variations and limitations in rights, preferences and limitations determined for each series and the authority of the Board of Directors to determine variations for future series.

3.2            Notice to Holders of Uncertificated Stock.  Within a reasonable time after the issuance or transfer of shares without certificates, the Corporation shall send, or cause to be sent, to the registered owner thereof a written notice containing the information required to be set forth on certificates pursuant to Section 3.1(a), (b), (c) and (d) above.

3.3           Transfers.  Upon surrender to the Corporation or the transfer agent of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to cancel such certificated shares and issue new equivalent certificated shares or uncertificated shares to the person entitled thereto and record the transaction upon the books of the Corporation.  Upon receipt of proper transfer instructions from the registered owner of uncertificated shares, it shall be the duty of the Corporation to cancel such uncertificated shares and issue new equivalent uncertificated shares or certificated shares to the person entitled thereto and record the transaction upon the books of the Corporation.

3.4            Registered Owner.  Registered stockholders shall be treated by the Corporation as the holders in fact of the stock standing in their respective names and the Corporation shall not be bound to recognize any equitable or other claim to or interest in any share on the part of any other person, whether or not it shall have express or other notice thereof, except as expressly provided below or by the laws of the State of Indiana.  The Board of Directors may adopt by resolution a procedure whereby a stockholder of the Corporation may certify in writing to the Corporation that all or a portion of the shares registered in the name of such stockholder are held for the account of a specified person or persons.

3.5            Mutilated, Lost or Destroyed Certificates.  In case of any mutilation, loss or destruction of any certificate of stock, the Corporation may direct a new certificate or certificates or uncertificated shares to be issued in its place upon receipt of proof of such mutilation, loss or destruction.  The Corporation may impose conditions on such issuance and may require the giving of a satisfactory bond or indemnity to the Corporation in such sum as they might determine or establish such other procedures as they deem necessary.

3.6            Shares of Another Corporation.  Shares owned by the Corporation in another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the Board of Directors may determine or, in the absence of such determination, by the President of the Corporation.

ARTICLE IV

BOARD OF DIRECTORS

4.1            Number and Powers.  The management of all the affairs, property and interests of the Corporation shall be vested in a Board of Directors.  The Board of Directors shall consist of up to twelve (12) persons.  Directors need not be residents of the State of Indiana or stockholders of the Corporation.  The Board of Directors other than those who may be elected by the holders of any class or series of stock having preference over the Common Stock as to dividends or upon liquidation, shall be divided into three classes as nearly equal in number as possible, with one class to be elected annually.  At the first annual meeting of stockholders following the effective date of the Articles of Incorporation, directors of the first class shall be elected to hold office for a term expiring at the next succeeding annual meeting, directors of the second class shall be elected to hold office for a term expiring at the second succeeding annual meeting, and directors of the third class shall be elected to hold office for a term expiring at the third succeeding annual meeting, and, as to directors of each class, when their respective successors are elected and qualified.  At each subsequent annual meeting of stockholders, directors elected to succeed those whose terms are expiring shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders and when their respective successors are elected and qualified.  In addition to the powers and authorities expressly conferred upon it by these Bylaws and Articles of Incorporation, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised or done by the stockholders.

4.2            Change of Number.  The number of directors may at any time be increased or decreased by a vote of a majority of the Whole Board of Directors and a majority of the Continuing Directors, as such terms are defined in the Articles of Incorporation, provided that no decrease shall have the effect of shortening the term of any incumbent director except as provided in Sections 4.3 and 4.4 hereunder.

4.3            Vacancies.  All vacancies in the Board of Directors shall be filled in the manner provided in the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were set forth herein.

4.4            Removal of Directors.  Directors may be removed in the manner provided in the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were set forth herein.

4.5            Regular Meetings.  Regular meetings of the Board of Directors or any committee may be held without notice at the principal place of business of the Corporation or at such other place or places, either within or without the State of Indiana, as the Board of Directors or such committee, as the case may be, may  from time to time designate.  The annual meeting of the Board of Directors shall be held without notice immediately after the adjournment of the annual meeting of stockholders.

4.6            Special Meetings.  Special meetings of the Board of Directors may be called at any time by the Chairman of the Board, the President or by a majority of the authorized number of directors, to be held at the principal place of business of the Corporation or at such other place or places as the Board of Directors or the person or persons calling such meeting may from time to time designate.

4.7            Quorum. A majority of the Whole Board of Directors, as such term is defined in the Corporation’s Articles of Incorporation, shall be necessary at all meetings to constitute a quorum for the transaction of business.

4.08           Committees; Executive, Audit and Other.

(a)           General.  Standing or special committees may be appointed from its own members by resolution passed by a majority of the Whole Board of Directors (as such term is defined in the Corporation’s Articles of Incorporation) from time to time and the Board of Directors may from time to time invest such committees with such powers as it may see fit subject to such conditions as may be prescribed by the Board.  All committees so appointed shall keep regular minutes of the transactions of their meetings and shall cause them to be recorded in books kept for that purpose in the office of the Corporation.  The designation of any such committee, and the delegation of authority thereto, shall not relieve the Board of Directors, or any member thereof, of any responsibility imposed by law.

(b)           Executive Committee.  An Executive Committee may be appointed from its own members by resolution passed by a majority of the Whole Board of Directors.  In the event an Executive Committee is appointed, the members of the Executive Committee shall consist of the following: the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the Chairman of the Board of Your Community Bank, and the Vice Chairman of the Board of Your Community Bank.  It shall have and exercise all of the authority of the Board of Directors, except in reference to amending the Articles of Incorporation or Bylaws (except as expressly permitted by the Indiana Business Corporation Law (the “Act”)), authorizing distributions (except that it may authorize or approve a reacquisition of shares of capital stock of the Corporation or other distribution if done according to a formula or method or within a range prescribed by the Board of Directors), approving or proposing to stockholders action required by law to be approved by stockholders, approving a plan of merger not requiring stockholder approval, authorizing or approving the issuance or sale or a contract for the sale of shares (except that it may authorize or approve the issuance or sale or a contract for sale of shares of capital stock of the Corporation, or determine the designation and relative rights, preferences and limitations of a class or series of shares of capital stock of the Corporation as prescribed by a resolution of the Board of Directors), adopting, amending or repealing bylaws, or filling vacancies on the Board of Directors or any committee thereof.

(c)            Audit Committee.  An Audit Committee shall be appointed from its own members by a resolution approved by a majority of the Whole Board of Directors, and all members of the Audit Committee shall be directors who are not also officers of the Corporation.  The Audit Committee shall recommend independent auditors to the Board of Directors annually, the scope and results of the audit performed by the Corporation’s independent auditors and the Corporation’s system of internal control with management and such independent auditors, and such other duties as may be set forth in an Audit Committee Charter adopted from time to time by such Committee and the Board of Directors.

4.09          Remuneration.  Directors, as such, may receive a stated retainer  for their services, and by resolution of the Board of Directors, a fixed sum and reasonable expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of such Board.  Members of standing or special committees may be allowed such  compensation as the Board of Directors may determine.

4.10           Action of Directors by Communications Equipment.  Any action required or which may be taken at a meeting of directors, or of a committee thereof, may be taken by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time.  A director participating in the meeting by this means is deemed to be present in person at the meeting.

4.11          Nominations.  Nominations of candidates for election as directors at any annual meeting of stockholders shall be made by the Corporation’s Board of Directors.

4.12          Retirement Age.  Beginning with directors elected after the annual meeting of stockholders in 2011, no director shall be elected to a term of office in which he or she would be seventy years of age.

4.13          Provisions Applicable to Board of Director Meetings and Committee Meetings.

(a)           Notice.  Written notice of any special meeting of the Board of Directors or of any committee shall be sent to each director or committee member, as applicable, at least twenty-four hours prior to the date of such special meeting when delivered personally or electronically, whether by e-mail or facsimile, or at least three days prior thereto when delivered by mail or by telegram at the address at which the director is most likely to be reached. Such notice shall be deemed to be delivered (i) when received by the director or committee member if personally delivered, (ii) when deposited in the mail properly addressed, with postage prepaid; (iii) when received electronically, regardless of whether the recipient is aware of the delivery; or (iv) when delivered to the telegraph company if sent by telegram. Any director or committee member may waive notice of any meeting by a writing filed with the secretary. The attendance of a director or a committee member at a meeting shall constitute a waiver of notice of such meeting, except where a director or committee member attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors or of any committee need be specified in the notice of such meeting or in any waiver of notice thereof.

(b)           Action without a Meeting. Any action required or permitted to be taken at any meeting by the board of directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or of such committee consent thereto in writing, sign such written consent, and such written consent is filed with the minutes of proceeding of the Board of Directors or such committee and delivered to the Secretary of the Company.

(c)           Presumption of Assent. A director of the Bank who is present at a meeting of the Board of Directors or a committee of the Board of Directors at which action on any Bank matter is taken is deemed to have assented to the action taken unless:

The director objects at the beginning of the meeting (or promptly upon the director’s arrival) to holding it or transacting business at the meeting; or

The director’s dissent or abstention from the action taken is entered in the minutes of the meeting; or

The director delivers written notice of dissent or abstention to the presiding officer of the meeting before its adjournment or to the secretary of the Corporation immediately after adjournment of the meeting.

Such right to dissent or abstain shall not apply to a director who voted in favor of such action.

ARTICLE V

OFFICERS

5.1            Designations.  The officers of the Corporation shall be a President, a Secretary and such Vice Presidents, and Assistant Secretaries as the Board may designate, each of whom shall be elected by a majority vote of the Board of Directors  at their first meeting after the annual meeting of stockholders, and who shall hold office until their successors are elected and qualify.  The Board of Directors may also designate the Chairman of the Board as an officer.  The Board of Directors also may elect or authorize the appointment of such other officers as the business of the Corporation may require.  Any two or more offices may be held by the same person.

5.2           Powers and Duties.  The officers of the Corporation shall have such authority and perform such duties as the Board of Directors may from time to time authorize or determine.  In the absence of action of the Board of Directors, the officers shall have such powers and duties as may be provided in these Bylaws and as generally pertain to their respective offices.  The Secretary of the Corporation shall be responsible for preparing minutes of the directors’ and stockholders’ meetings and for authenticating records of the Corporation.

5.3          Delegation. In the case of absence or inability to act of any officer of the Corporation and of any person herein authorized to act in his place, the Board of Directors may from time to time elevate the powers or duties of such officer to any other officer or any directors or other person whom it may select.

5.4          Vacancies.  Vacancies in any office arising from any cause may be filled by a vote of a majority of the Whole Board of Directors, as such term is defined in the Articles of Incorporation, at any regular or special meeting of the Board.

5.5          Other Officers.  Directors may appoint such other officers and agents as  they shall deem necessary or expedient, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors.

5.6          Term; Removal.  The officers of the Corporation shall hold office until their successors are chosen and qualify.  Any officer or agent elected or appointed by the Board of Directors may be removed at any time, with or without cause, by the affirmative vote of a majority of the Whole Board of Directors, as such term is defined in the Corporation’s Articles of Incorporation, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

5.7          Chairman of the Board. By majority vote, the Whole Board of Directors may elect from among its members a Chairman of the Board for a term of one (1) year, but the appointment of a Chairman of the Board shall not be required. If a Chairman of the Board shall be elected, then the Chairman of the Board shall (a) preside at board meetings, executive committee meetings and any other meetings of non-management directors that are not standing or special committee meetings, (b) have approval over information sent to the Board and the Board meeting agenda, (c) serve as the principal liaison to the independent directors, (d) set meeting schedules to ensure that independent directors have time to discuss all agenda items and (e) have such other duties and authority as may be prescribed by the Board of Directors from time to time. In general the Chairman of the Board shall perform all duties incident to the position of chairman of the board or as may be prescribed by the Board of Directors or these Bylaws from time to time.

5.8          Vice Chairman. By majority vote, the Whole Board of Directors may elect from among its members a Vice Chairman for a term of one (1) year, but the appointment of a Vice Chairman shall not be required. If a Vice Chairman shall be elected, then the Vice Chairman shall have such duties and authority as may be prescribed by the Board of Directors from time to time, which shall include taking over the duties of the Chairman of the Board in the event the Chairman is unavailable.

5.9          Term Limits. Any person elected as Chairman of the Board or Vice Chairman of the Board shall serve in such capacity for a maximum of four (4) consecutive one-year terms (the “Maximum Term Limit”), whereafter a period of two (2) consecutive years shall pass before such person is re-eligible to serve again in such capacity.

ARTICLE VI

DIVIDENDS AND FINANCE

6.1          Dividends.  Subject to the conditions and limitations imposed by the Act, dividends may be declared by the Board of Directors and paid by the Corporation.

6.2          Reserves.  There may be set aside out of the net earnings of the Corporation such sum or sums as the directors from time to time in their absolute discretion deem expedient as a reserve fund to meet contingencies or for any other proper purpose.

6.3          Depositories.  The monies of the Corporation shall be deposited in the name of the Corporation in such financial institution or financial institutions or trust company or trust companies as the Board of Directors shall designate, and shall be drawn out only by check or other order for payment of money signed by such persons and in such manner as may be determined by resolution of the Board of Directors.

ARTICLE VII

SEAL

The corporate seal of the Corporation shall be in such form and bear such inscription as may be adopted by resolution of the Board of Directors, or by usage of the officers on behalf of the Corporation.

ARTICLE VIII

BOOKS AND RECORDS

The Corporation shall keep correct and complete books and records of account and shall keep minutes and proceedings of its stockholders and Board of Directors; and it shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of the shares held by each.  Any books, records and minutes may be in written form and any other form capable of being converted into written form within a reasonable time.

ARTICLE IX

FISCAL YEAR; ANNUAL AUDIT

The fiscal year of the Corporation shall end on the 31st day of December each year.  The Corporation shall be subject to an annual audit as of the end of its fiscal year by independent public accountants appointed by and responsible to the Board of Directors.  The appointment of such accountants shall be subject to annual ratification by the stockholders.

ARTICLE X

INDEMNIFICATION

11.1        Definitions.  As used in this Article XI:

(a)  “Proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether formal or informal;

(b)  “Party” includes an individual who was, is or is threatened to be made a named defendant or respondent in a Proceeding;

(c)  “Expenses” include counsel fees;

(d)  “Officer” means any person serving as Chairman of the Board of Directors, President, Vice-President, Treasurer, Secretary or any other officer of the Corporation; and

(e)  “Director” means an individual who is or was a director of the Corporation or an individual who, while a director of the Corporation, is or was serving at the request of the Corporation as a director, officer, partner, member, manager, trustee, employee or agent of another foreign or domestic corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise.  A Director shall be considered serving an employee benefit plan at the request of the Corporation if his duties to the Corporation also impose duties on, or otherwise involve services by, him to the plan or to participants in or beneficiaries of the plan.  “Director” includes, unless the context requires otherwise, the estate or personal representative of a director.

11.2         Indemnification by Corporation.

(a)           The Corporation shall indemnify any Officer or Director who is made a Party to any Proceeding because the Officer or Director is or was an Officer or Director against liability incurred in the Proceeding if:

(1)           Such Officer or Director conducted himself in good faith; and
(2)           Such Officer or Director reasonably believed:

(i)           In the case of conduct in his official capacity with the Corporation, that his conduct was in the best interest of the Corporation; and
(ii)          In all other cases, that his conduct was at least not opposed to the best interest of the Corporation; and

(3)          In the case of any criminal Proceeding, such Officer or Director either:

(A)         had reasonable cause to believe his conduct was lawful; or
(B)         had no reasonable cause to believe his conduct was unlawful.

(b)  A Director’s conduct with respect to an employee benefit plan for a purpose he reasonably believes to be in the interest of the participants in and beneficiaries of the plan shall be conduct that satisfies the requirement of Section 11.2(a)(2)(ii) of these Bylaws.

(c)  Indemnification shall be made against judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan), settlements and reasonable Expenses, including legal Expenses, actually incurred by such Officer or Director in connection with the Proceeding.  The termination of any Proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, be determinative that the Officer or Director did not meet the requisite standard of conduct set forth in this Section 11.2.

(d) (1)  Reasonable Expenses incurred by an Officer or Director as a Party to a Proceeding with respect to which indemnity is to be provided under this Section 11.2 shall be paid or reimbursed by the Corporation in advance of the final disposition of such Proceeding provided:

(i)           The Corporation receives (I) a written affirmation by the Officer or Director of his good faith belief that he has met the requisite standard of conduct set forth in this Section 11.2, and (II) the Corporation receives a written undertaking executed personally or on behalf of the Officer or Director to repay such amount if it shall ultimately be determined that he has not met such standard of conduct; and

(ii)           The Corporation’s Board of Directors (or other appropriate decision-maker for the Corporation) determines that the facts then known to the Board of Directors (or decision maker) would not preclude indemnification under Chapter 37 of the Act, or any successor statutes.

(2)       The undertaking required by Section 11.2(d)(1)(i)(II) shall be an unlimited general obligation of the Officer or Director but shall not require any security and shall be accepted without reference to the financial ability of the Officer or Director to make repayment.

(3)       Determinations and authorizations of payments under this Section 11.2(d) shall be made in the manner specified in Section 11.2(e) of these Bylaws.

(e) (1)  The Corporation shall not indemnify an Officer or Director under this Section 11.2 unless authorized in the specific case after a determination has been made that indemnification of the Officer or Director is permissible in the circumstances because he has met the standard of conduct set forth in this Section 11.2.

(2)       Such determination shall be made:

(i)        By the Corporation’s Board of Directors by majority vote of a quorum consisting of directors not at the time Parties to the Proceeding;

(ii)       If a quorum cannot be obtained under Section 11.2(e)(2)(i) of these Bylaws, by majority vote of a committee duly designated by the Corporation’s Board of Directors (in which designation directors who are Parties may participate), consisting solely of two (2) or more directors not at the time Parties to the Proceeding; or

(iii)      By special legal counsel:

(I)         Selected by the Corporation’s Board of Directors or its committee in the manner prescribed in Sections 11.2(e)(2)(i) and (ii) of these Bylaws; or

(II) If a quorum of the Board of Directors cannot be obtained under Section 11.2(e)(2)(i) of these Bylaws and a committee cannot be designated under Section 11.2(e)(2)(ii) of these Bylaws, selected by a majority vote of the full Board of Directors (in which selection directors who are Parties may participate); or

(iv)     By the shareholders, provided that shares owned by or voted under the control of Directors who are at the time Parties to the Proceeding shall not be voted on the determination.

(3)          Authorization of indemnification and evaluation as to reasonableness of Expenses shall be made in the same manner as the determination that indemnification is permissible, except that if the determination is made by special legal counsel, authorization of indemnification and evaluation as to reasonableness of Expenses shall be made by those entitled under Section 11.2(e)(2)(iii) of these Bylaws to select counsel.

11.3        Further Indemnification.  Notwithstanding any limitation imposed by Section 11.2 of these Bylaws or elsewhere and in addition to the indemnification set forth in Section 11.2 of these Bylaws, the Corporation, to the full extent permitted by law, may agree by contract, resolution of the Board of Directors or shareholders or otherwise to indemnify any Officer or Director and hold him harmless against any judgments, penalties, fines (including any excise tax assessed with respect to an employee benefit plan), settlements and reasonable Expenses actually incurred or reasonably anticipated in connection with any Proceeding in which any Officer or Director is a Party, provided the Officer or Director was made a Party to such Proceeding by reason of the fact that he is or was an Officer or Director of the Corporation or by reason of any inaction, nondisclosure, action or statement made, taken or omitted by or on behalf of the Officer or Director with respect to the Corporation or by or on behalf of the Officer or Director in his capacity as an Officer or Director.  This Article XI does not limit the Corporation’s power to pay or reimburse Expenses incurred by an Officer or Director in connection with such Officer’s or Director’s appearance as a witness in a Proceeding at a time when the Officer or Director has not been made a named defendant or respondent to the Proceeding.

11.4       Insurance.  The Corporation may, in the discretion of the Board of Directors, purchase and maintain or cause to be purchased and maintained insurance on behalf of all Officers and Directors against any liability asserted against them or incurred by them in their capacity or arising out of their status as an Officer or Director, whether or not the Corporation would have power to indemnify the individual against the same liability under this Artic1e XI, to the extent such insurance is reasonably available.  Such insurance shall provide such coverage for the Officers and Directors as the Board of Directors may deem appropriate.

ARTICLE XI

AMENDMENTS

Amendments.  These Bylaws may be altered, amended or repealed only in the manner set forth in the Corporation’s Articles of Incorporation, which provisions are incorporated herein with the same effect as if they were set forth herein.  Action by the Board of Directors to adopt or amend a bylaw that changes the quorum or voting requirement for stockholders must be approved by an affirmative majority of votes entitled to be cast on the matter.  Action by the Board of Directors to adopt or amend a bylaw that changes the quorum or voting requirement for the Board of Directors shall meet the same quorum requirement and be adopted by the same vote required to take action under the quorum and voting requirement then in effect or proposed to be adopted, whichever is greater.

As adopted on the 7th day of December, 1994, amended on the 20th day of May, 1997, amended on the 19th day of May, 1998, amended on the 23rd day of November, 1999, amended on the 22nd day of February, 2005 (effective May 17, 2005), amended on the 24th day of July, 2007, amended on the 10th day of May, 2011, amended on the 17th day of May, 2011, and on the 21st day of June, 2011.